FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


               Date of Report:  September 12, 1997


              HOUSEHOLD CONSUMER LOAN TRUST 1997-1
              ------------------------------------
     (Exact name of registrant as specified in its charter)


                  HOUSEHOLD FINANCE CORPORATION
                  -----------------------------
                  (Administrator of the Trust)
      (Exact name as specified in Administrator's charter)

                                                         To be
      Delaware                   333-20147            Applied For
-------------------------------------------------------------------
(State or other juris-    (Commission File Numbers)   (IRS Employer
diction of incorpora-                                Identification
tion of Administrator)                                Number of
                                                      Registrant)


  2700 Sanders Road, Prospect Heights, Illinois      60070
-------------------------------------------------------------------
(Address of principal executive offices of        (Zip Code)
     Administrator)


Administrator's telephone number, including area code  847/564-5000
                                                      -------------

                                  Exhibit Index appears on page 3

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
     --------

99 Statement to Series 1997-1 Participants with respect to the distribution on September 12, 1997 as provided for under
     Article V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1997-1 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on September 15, 1997 as provided for under Section 3.23 of the Indenture dated as of March 1, 1997 between Household Consumer Loan Trust 1997-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on September 15, 1997 as provided for under Section 5.04 of the Trust Agreement dated as of March 1, 1997 between Household Consumer Loan Corporation and The Chase Manhattan Bank Delaware, as Owner Trustee.





                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                              HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                           HOUSEHOLD CONSUMER LOAN TRUST 1997-1
                         ----------------------------------------
                                      (Registrant)



                         By:   /s/ J. W. Blenke
                              -----------------------------------
                              J. W. Blenke
                              Authorized Representative

Dated:    September 29, 1997
          ----------------------






                               EXHIBIT INDEX

Exhibit
Number    Exhibit                                              Page
-------   -------                                              ----

                                                                5

99 Statement to Series 1997-1 Participants with respect to the distribution on September 12, 1997 as provided for under
     Article V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1997-1 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on September 15, 1997 as provided for under Section 3.23 of the Indenture dated as of March 1, 1997 between Household Consumer Loan Trust 1997-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on September 15, 1997 as provided for under Section 5.04 of the Trust Agreement dated as of March 1, 1997 between Household Consumer Loan Corporation and The Chase Manhattan Bank Delaware, as Owner Trustee.













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